SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2003

CELL THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Washington	0-28386	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, WA 98119

(Address of principal executive offices) (Zip Code)

(206) 282-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Item 5.  Other Events.

On October 20, 2003, Cell Therapeutics, Inc. issued a press release announcing that it had implemented a study amendment in its STELLAR 4 trial. The full text of the press release is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit	Description

99.1	Press release of Cell Therapeutics, Inc. issued on October 20, 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CELL THERAPEUTICS, INC. a Washington corporation

October 20, 2003	By:	/s/ James A. Bianco, M.D.

James A. Bianco, M.D. President and Chief Executive Officer

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Index to Exhibits

Exhibit	Description
99.1	Press release of Cell Therapeutics, Inc. issued on October 20, 2003.

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